UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2009

Smart Online, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 320, Durham, North Carolina		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	919-765-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 14, 2009, Smart Online, Inc. issued a press release announcing the release of OneBiz 1.1, a suite of web-based business management software designed for small business owners to operate and grow their businesses, which press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	The following Exhibit is filed with this report:

Exhibit 99.1	Press Release – Smart Online Introduces Business Management Software OneBiz 1.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

July 14, 2009	By:	/s/ C. James Meese, Jr.
Name: C. James Meese, Jr.
Title: Interim President and Chief Executive Officer